Note 4 - Credit Facility	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Text Block]
Note 4. Credit Facility

On March 21, 2008, Avalon entered into a $3.5 million unsecured line of credit agreement with The Huntington National Bank. Avalon has never borrowed monies under the line of credit. On April 26, 2011, the line of credit was reduced to $1 million. Interest on borrowings accrues at LIBOR plus 1.75%. The agreement provides for a minimum interest rate of 3.25%. The line of credit contains certain financial and other covenants, customary representations, warranties and events of defaults. Avalon was in compliance with the debt covenants at December 31, 2011 and expects to meet the covenants throughout 2012. The line of credit is renewed annually. At December 31, 2011 and December 31, 2010, there were no borrowings under the line of credit.